UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2005 (August 25, 2005)
WQN, INC.
(Name of Registrant)

Delaware	000-27751	75-2838415
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)
14911 Quorum Drive, Suite 140, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75254
(Zip Code)
972-361-1980
(Registrant’s telephone number,
including area code)
N/A
(Former address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
(a)	We have entered into an employment agreement (the “Hartman Employment Agreement”), to be effective upon completion of the sale of the Voice-Over-Internet Protocol business of WQN (the “Proposed Transaction”), with Scott W. Hartman (“Hartman”) to serve as our Chief Executive Officer for a term of three years. Base compensation, if any, will be set by resolution of our board of directors. Upon completion of the Proposed Transaction, we will grant Hartman a 10-year stock option to purchase 220,000 shares of our common stock under our 2001 Stock Option Plan. One-third of the stock options will vest on the effective date of the Hartman Employment Agreement and one-third on each of the first and second anniversary of the effective date. The Hartman Employment Agreement is filed herewith as Exhibit 10.1.

We have also entered into an employment agreement (the “Montoya Employment Agreement”), to be effective upon completion of the Proposed Transaction, with David S. Montoya (“Montoya”) to serve as our Chief Operating Officer for a term of three years. Base compensation, if any, will be set by resolution of our board of directors. Upon completion of the Proposed Transaction, we will grant Montoya a 10-year stock option to purchase 220,000 shares of our common stock under our 2001 Stock Option Plan. One-third of the stock options will vest on the effective date of the Montoya Employment Agreement and one-third on each of the first and second anniversary of the effective date. The Montoya Employment Agreement is filed herewith as Exhibit 10.2.

We have also entered into a definitive management agreement (the “Management Agreement”), to be effective upon completion of the Proposed Transaction, with WQN Capital Advisors, LLC (“Advisors”), a newly formed Delaware limited liability company in which Scott W. Hartman, B. Michael Adler, E. Denton Jones and David S. Montoya have a direct material interest, pursuant to which Advisors will provide us with office facilities and day-to-day management services. We will pay management fees to Advisors based on a percentage of our assets plus incentive fees based on a percentage of our investment income and capital gains. The term of the Management Agreement is ten years. The Management Agreement is filed herewith as Exhibit 10.3.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
10.1	Employment Agreement by and between WQN, Inc. and Scott W. Hartman.

10.2	Employment Agreement by and between WQN, Inc. and David S. Montoya.

10.3	Management Agreement by and between WQN, Inc. and WQN Capital Advisors, LLC.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2005	WQN, INC.
	By:	/s/ B. Michael Adler
B. Michael Adler
Chief Executive Officer